[EXHIBIT 10.3]

                 FORM OF SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT (this "Subscription Agreement") dated as of __________________, 200_ between China Renewable Energy Holdings, Inc., a Florida corporation, with its principal offices at Suite 802, Beautiful Group Tower, 74-77 Connaught Road Central, Hong Kong ("Company") and the undersigned (the "Subscriber").

     WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company is offering (the "Offering") up to 140 units (the "Units") to individuals or entities who qualify as "accredited investors" as defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Act") or non US-Persons as defined in Rule 902 of Regulation S promulgated under the Securities Act at a price per unit equal to US$10,000 (the "Unit Price"). Each Unit consists of 5,000 shares of common stock of the Company, par value $.001 per share (the "Common Stock"). The minimum investment per investor ("Minimum Investment") is one Unit ($10,000), however the minimum investment may be decreased in the Company's sole discretion. The Offering of the Units is described in the Confidential Private Placement Memorandum dated December 10, 2007 (the "Memorandum"). The Company will offer a maximum of 140 Units, on a "best efforts" basis, for an aggregate of US$1,400,000 (the "Maximum Amount"). The purchase price is payable in cash upon subscription. Pending the consummation of a Business Opportunity, as described in the Memorandum, proceeds from the sale of the Units will be deposited by the Company in an escrow account maintained by the Company's counsel, Schneider Weinberger & Beilly, LLP pursuant to the terms and conditions of an escrow agreement attached hereto as Exhibit C to the Memorandum. The Offering will terminate on the earlier of (a) the sale of all the Units, (b) January 15, 2008 (the "Termination Date") unless extended at the sole discretion of the Company without notice to investors for an additional 30 days, or (c) the date the Company, in its sole discretion, elects to terminate the Placement. If a Business opportunity is not consummated by December 31, 2008, the Company will return the subscriptions without interest thereon or deduction therefrom and no Units will be sold.

     WHEREAS, the Subscriber desires to acquire the shares of Common Stock in the aggregate amount set forth on the signature page hereof.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     Section 1.   Subscription for the Units.  On the terms and
                  --------------------------
subject to the conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, a Unit or Units in the amount and for the purchase price set forth upon the signature page hereof (the "Purchase Price"). Notwithstanding the minimum amount required, the Company reserves the right to accept subscriptions for lesser amounts. The Purchase Price is payable by certified or bank check made payable to "Schneider Weinberger & Beilly LLP IOTA Trust as Escrow Agent for China Renewable Energy Holdings, Inc." contemporaneously with the execution and delivery of this Subscription Agreement to the Company. Following acceptance of all or part of a Subscriber's subscription and the closing of a Business Opportunity, a stock certificate will be delivered by the Company to Subscriber within ten (10) days following the closing of a Business Opportunity.

     Section 2.   Representations, Warranties and Covenants of
                  --------------------------------------------
Subscriber.  Subscriber hereby represents, warrants and covenants
----------
to the Company that:

          2.1 Subscriber recognizes that the purchase of the Units and the shares of Common Stock involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company, the Units and the shares of Common Stock; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the Units and the shares of Common Stock is extremely limited; and
(v) a Subscriber could sustain the loss of his entire investment.

          2.2 Subscriber is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under


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

the Securities Act of 1933, as amended (the "Securities Act") or a non US-Person as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and that he is able to bear the economic risk of an investment in the Units and the Common Stock.

          2.3 Subscriber has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on its behalf, and that Subscriber recognizes the highly speculative nature of this investment.

          2.4 Subscriber has received and has fully read and considered the Memorandum, including, without limitation, the material set forth under "Risk Factors" and the sections of the Memorandum describing the terms of the Offering. In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, employees or representatives, except information set forth in the Memorandum or obtained from the Company to verify such information. Subscriber has been given the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain such additional information as Subscriber deemed necessary for an investment in the Units.

          2.5 Subscriber acknowledges that the Offering may involve tax consequences and that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

          2.6 Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Units are being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder or Regulation S under the Securities Act and without registration under any state securities laws. Subscriber is purchasing the Units and the shares of Common Stock for its own account for the purpose of investment and not with a view to or for sale in connection with, or for purposes of, any "distribution" thereof within the meaning of Section 2(11) of the Securities Act, and no other person has or will have a direct or indirect beneficial interests in the Units. Subscriber agrees that it will not sell or otherwise transfer the Units, or shares of Common Stock without the consent of the Company and will not sell or otherwise transfer the Units or any shares of Common Stock unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

          2.7 Subscriber understands that the Company has no obligation to register the Units or shares of Common Stock and the Company is under no obligation to register any of the shares of Common Stock, although the Company intends and will use its best efforts to register the shares purchased in this Offering. Subscriber further understands that the Company has no obligation to assist Subscriber in complying with any exemption from the registration of the Units or any shares of Common Stock. Subscriber understands that there is no public market for the Units or shares of Common Stock. The Subscriber understands that even if a public market exists for the Units or shares of Common Stock, Rule 144 (the "Rule") promulgated under the Securities Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by Subscriber contained herein or any sale or distribution of the Units or shares of Common Stock by Subscriber in violation of any securities laws.

          2.8 Subscriber consents to the placement of one or more legends on any certificate or other document evidencing the Units and shares of Common Stock stating that they have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

          2.9 Subscriber understands that the Company reserves the unrestricted right to reject or limit any subscription and to have one or more closings of the Offering at any time.
Subscriber further understands that the Company shall not have any obligation to sell any Units to any Subscriber who is a resident of a jurisdiction in which the sale of Units or shares of Common Stock to such Subscriber would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction.

          2.10 Subscriber's address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

          2.11 Subscriber is not subscribing for the Units as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

          2.12 Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the offering and sale of the Units is exempt from registration under the Securities Act and state securities laws.

          2.13 The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

          2.14 Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription
Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

          2.15  This Subscription Agreement and the Confidential
Purchaser Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

          2.16 There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's assets before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

          2.17 The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Unit and shares of Common Stock will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber's articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Unit or shares of Common Stock.

          2.18 Subscriber understands that the Units may be offered through registered broker/dealers licensed by the National Association of Securities Dealers, Inc. ("NASD") and commissions not to exceed 10% may be paid to such broker-dealers


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

or other persons who the Company is legally able to pay a commission.

          2.19 Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company, and (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company.

          2.21  With respect to the United States Patriot Act:

          (i)   Subscriber represents, warrants and covenants that
          Subscriber:

                (A)(I) is subscribing for the Securities for Subscriber's own account, own risk and own beneficial interest, (II) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an "Underlying Beneficial Owner") and no Underlying Beneficial Owner will have a beneficial or economic interest in the Securities (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (III) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an "Entity"), has carried out thorough due diligence as to and established the identities of such Entity's investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a "Related Person" of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber's resale or other disposition of the Securities, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (IV) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any Underlying Beneficial Owner or any other person; or

                (B)(I) is subscribing for the Units as a record owner and will not have a beneficial ownership interest in the Units, (II) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (i)(A)(I) above), and understands and acknowledges that the representations, warranties and agreements made in this Agreement are made by Subscriber with respect to both Subscriber and the Underlying Beneficial Owner(s), (III) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Subscription Agreement,
  (IV) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner's Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber's resale or other disposition of all the Securities, and will make such information available to the Company upon its request and (V) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any person other than the Underlying Beneficial Owner(s).

          (ii) Subscriber hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Subscriber, including anti-money laundering laws (a "Prohibited Investment").

          (iii) Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. Subscriber hereby represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

          (iv) Subscriber represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. 5311 et seq.), as amended, and any regulations promulgated thereunder.

          (iv) Subscriber agrees promptly to notify the Company should Subscriber become aware of any change in the information set forth in paragraphs (A) through (D).

          (v) Subscriber agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an "Indemnitee") from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, "Damages") which may result, directly or indirectly, from Subscriber's misrepresentations or misstatements contained herein or breaches hereof relating to subparagraphs (i) through (iv) of this Section.

          (vi) Subscriber understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Subscriber's investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Subscriber shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.

          (vii) Upon the written request from the Company, Subscriber agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Subscriber understands and agrees that the Company may release confidential information about Subscriber and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

     Section 3.    Representations and Warranties of the
                   -------------------------------------
Company.  The Company represents and warrants to the Subscriber
-------
that:

          3.1 The Company is a corporation duly organized, existing and in good standing under the laws of the State of Florida and has the power to conduct the business which it conducts and proposes to conduct.

          3.2 The execution, delivery and performance of this Subscription Agreement by the Company have been duly approved by its Board of Directors and all other actions required to authorize and effect the offer and sale of the Units have been duly taken and approved. Upon the acceptance by the Company of the subscription made hereby, this Subscription Agreement will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms.

     Section 4.    Miscellaneous.
                   -------------

          4.1 Any notice or other communication required, permitted or provided for hereunder (each, a "Notice") shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) internationally recognized express delivery service, to the Company at Suite 802, Beautiful Group Tower, 74-77 Connaught Road Central, Hong Kong, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of


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

such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

          4.2 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          4.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the Company and Subscriber hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof, and (b) all legal proceedings concerning the interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of Florida or the courts of the United States of America, in each case located in Broward County, Florida, and appellate courts from any thereof (the "Courts"), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Subscription Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

          4.4 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

          4.5 If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          4.6 No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

          4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

          4.8 All references in this Subscription Agreement to the "Subscriber" shall include all parties (other than the Company) who execute this Subscription Agreement. If Subscriber is a corporation, limited liability company, partnership, trust or two or more individuals purchasing jointly, Subscriber shall


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

follow the specific instructions for the Certificate of Corporate, Limited Liability Company, Partnership, Trust and
Joint Purchases at Page 11 hereof.

          4.9. Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby. In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

  [Remainder of Page Intentionally Blank, Signature Page Follows]



































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


              SIGNATURE PAGE FOR INDIVIDUAL INVESTOR
              --------------------------------------

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.



-------------------------------       -------------------------------
Signature                             Signature
                                      (If Units Purchased Jointly)

Name                                  Name
     --------------------------           ---------------------------
     Please Print                         Please Print

Address                               Address
-------------------------------       -------------------------------

-------------------------------       -------------------------------

Telephone #                           Telephone #
           --------------------                  --------------------

Fax #                                 Fax #
     --------------------------            --------------------------

Email:                                Email:
      -------------------------             -------------------------

Social Security #                     Social Security #
                 --------------                        --------------

Date:                                 Date:
     --------------------------            --------------------------

Amount of Units Subscribed For: $
                                 ------------------------

Form of ownership of Units:   [ ] JTTEN   [ ] JTWROS   [ ] JTTIC


Subscription Accepted:

CHINA RENEWABLE ENERGY HOLDINGS, INC.



By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------
Date:
     --------------------------------

         SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
              LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.


----------------------------------
Name of partnership, corporation,
limited liability company or trust



By:                                Federal Tax ID Number
   --------------------------                           ------------

Name:
     ------------------------

Title:                             State of Organization
      -----------------------                           ------------

Address:
        ---------------------

-----------------------------

Telephone:
          -------------------

Fax:
    -------------------------

Email:
      -----------------------

Date:
     ------------------------

Amount of Units Subscribed For: $
                                 ------------------


Subscription Accepted:

CHINA RENEWABLE ENERGY HOLDINGS, INC.



By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------
Date:
     --------------------------------

  SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP,
      LIMITED LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.   Certificate.  Subscriber must date and sign the Certificate
     -----------
below, and, if requested by the Company, Subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company's certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or
(d) the trust agreement, as applicable.

2.   Subscription Agreement.
     ----------------------

     (a)  Corporations.  An authorized officer of the corporation
          ------------
must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

     (b)  Partnerships.  An authorized partner must date, sign,
          ------------
and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words "general partner" below his signature.

     (c)  Limited Liability Companies.  An authorized member or
          ---------------------------
manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company. The member or manager should print the name of the limited liability company above his signature, and print his name and the word "member" or "manager" below his signature.

     (d)  Trusts.  In the case of a trust, the authorized trustee
          ------
should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word "trustee" below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

     (e)  Joint Ownership.  In all cases, each individual must
          ---------------
date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

           CERTIFICATE FOR CORPORATE, PARTNERSHIP,
  LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.


                          CERTIFICATE

I hereby certify that:

1.   Subscriber has been duly formed is validly and existing and has full power and authority to purchase the Units and make an investment in China Renewable Energy Holdings, Inc.
..

2. The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
     ----------------------        ----------------------------------
                                   Name of corporation, partnership,
                                   limited liability company, trust
                                   or joint purchases (please print)



                                   ----------------------------------
                                   Signature and title of authorized
                                   officer, partner, member, manager,
                                   trustee, or joint purchaser

    ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

                      _______________________


    **ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is
----------------------------------------
being sent to each prospective participant that has indicated an interest in purchasing Units of China Renewable Energy Holdings, Inc. (the "Company"). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its Units ("Subscriber") will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, as amended, the National Securities Markets Improvement Act of 1966, similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the "Securities Laws"), since the Units will not be registered. Each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser's Subscription Agreement to purchase Units will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for Units and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.


PART A.   GENERAL INFORMATION
-----------------------------

NAME(S) OF PROSPECTIVE SUBSCRIBER:
                                  ---------------------------------

-------------------------------------------------------------------

Social Security Number or Tax I.D. No.:
                                       ----------------------------

PART B.   INVESTOR INFORMATION
------------------------------

  1.   If the prospective Participant is an individual:

          (a) Do you have an individual net worth, or joint net worth with your spouse (including home, automobiles and furnishings) in excess of $1,000,000?

               Yes _______    No _______

          (b) (i) Did you have individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 for each of those years?

               Yes _______    No _______

               (ii) Do you anticipate for this tax year having individual income in excess of $200,000, or joint income with your spouse in excess of $300,000?

               Yes _______    No _______

  2. If the prospective Participant is a corporation, partnership, limited liability company, trust or other entity:

          (a) Is the entity an accredited investor within the meaning of Regulation D of the Securities Act?

               Yes _______    No _______

          (b) Does the entity, by reason of its own, or of its management's business or financial experience, have the capacity to protect its own interests in connection with an investment in the Units?

               Yes _______    No _______

          (c) Does the entity have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Units?

               Yes _______    No _______

  3. Have you purchased the Units for investment purposes and not with a view toward resale or distribution, and will, prior to any sale or attempted sale of any of the Units, comply with all requirements of the state and federal securities acts?

               Yes _______    No _______

  4. Do you understand that Units cannot be readily sold because there will be no public market for them, that the Units are not suitable for any investor unless he or she has available personal liquid assets to provide for financial contingencies and that a condition to any sale would be the registration of such interests or the availability of an exception to such registration requirements?

                    Yes _______    No _______

  5. Is your principal investment objective to secure an economic profit, determined without regard to any tax benefits which you may receive?

                    Yes _______    No _______

  6. Do you understand that the Units encompass substantial risks?

                    Yes _______    No _______

  7. Do you acknowledge that no independent due diligence has been undertaken except for that performed by yourself and your purchaser representative, if applicable?

                    Yes _______    No _______

  8. Do you understand that no attorney-client relationship has arisen in connection with this offering between any prospective Subscriber and counsel to the Company?

                    Yes _______    No _______

  9.   (a)   Do  you plan to use a "Purchaser Representative"  to
     assist you in analyzing this investment?

                    Yes _______    No _______

     If "Yes", please provide Purchaser Representative's name and address:


       (b) If "No", do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment?

                    Yes _______    No _______

  I  REPRESENT  THAT THE ABOVE INFORMATION IS CORRECT.  I  HEREBY
  AUTHORIZE  THE  COMPANY  TO  VERIFY SUCH  INFORMATION  WITH  MY
  ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

  Date:
       --------------------            ----------------------------
                                       Subscriber's Signature



                                       ----------------------------
                                       Subscriber's Signature

      REPRESENTATIONS AND CERTIFICATE FOR NON "US PERSONS"

Each prospective participant that has indicated an interest in purchasing Units of Trade Center Development Corp. (the "Company") and who is a non "U.S. Persons" as that term is defined in Rule 902 of Regulation S of the Securities Act, needs to execute a copy of this Certificate.

The undersigned hereby represents and warrants to and agrees with the Company as follows:

     (1)   Subscriber  is not a U.S. person.    As  used  herein,
     "U.S. person" means:

           a.  Any natural person resident in the United States;
           b. Any partnership or corporation organized or incorporated under the laws of the United States;
           c. Any estate of which any executor or administrator is a U.S. person;
           d.  Any trust of which any trustee is a U.S. person;
           e. Any agency or branch of a foreign entity located in the United States;
           f. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
           g.  Any  discretionary account or similar account
               (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
           h.  Any partnership or corporation if:
                  A. Organized or incorporated under the laws
                     of any foreign jurisdiction; and
                  B. Formed by a U.S. person principally for the
                     purpose of investing in securities not
                     registered under the Act, unless it is
                     organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

     In addition, but not limiting the foregoing, the following are not "U.S. persons":

         a. Any discretionary account or similar account
            (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
         b. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
         c. An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
         d. The estate is governed by foreign law;
         e. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
         f. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
         g. Any agency or branch of a U.S. person located outside the United States if:
               i.   The agency or branch operates for valid
                    business reasons; and
               ii. The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
         h. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

          (2) At the time Subscriber executed and delivered this Agreement, Subscriber was outside the United States and Subscriber's permanent residence is outside of the United States as of the date of the execution and delivery of this Agreement.

          (3) Subscriber is acquiring the Units for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States.

          (4) Subscriber represents and warrants and hereby agrees that all offers and sales of the Units prior to the expiration of the restricted period shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the restricted period shall be made only pursuant to such a registration or to such exemption from registration.

          (5) The Units have not been registered under the 1933 Act and may not be offered or sold in the United States or to or for the account or benefit of a U.S. person (other than distributors as defined in Regulation S) during the restricted period unless the Units are registered under the 1933 Act or an
exemption from the registration requirements is available.   The
certificate(s) evidencing the shares of Common Stock will contain a legend to such effect.

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

  Date:
       --------------------            ----------------------------
                                       Subscriber's Signature



                                       ----------------------------
                                       Subscriber's Signature